Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 dated as of July 24, 2019 (this “Amendment”), to the CREDIT AGREEMENT dated as of November 20, 2012, as amended and restated as of May 6, 2015 (as amended by that certain Amendment No. 1 dated as of May 8, 2017, as amended by that certain Amendment No. 2 dated as of December 15, 2017, as amended by that certain Amendment No. 3 dated as of February 16, 2018, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among KAMAN CORPORATION, a Connecticut corporation (the “Company”), RWG GERMANY GmbH, a company organized under the laws of Germany, KAMAN COMPOSITES - UK HOLDINGS LIMITED, a company organized under the laws of England and Wales, KAMAN LUX HOLDING, S.À.R.L, a company organized under the laws of the Grand Duchy of Luxembourg, and the other SUBSIDIARY BORROWERS from time to time party thereto (collectively, the “Borrowing Subsidiaries” and, together with the Company, the “Borrowers”), the LENDERS from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A. and CITIZENS BANK, N.A., as Co-Syndication Agents, and SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY and FIFTH THIRD BANK, as Co-Documentation Agents. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Company and the Borrowing Subsidiaries on the terms and subject to the conditions set forth therein;
WHEREAS the Company has requested that the Credit Agreement be amended as set forth herein; and
WHEREAS the undersigned Lenders are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. On and as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order in such Section:

“Convertible Notes” means (a) that certain Indenture, dated as of May 12, 2017, by and between the Company and U.S. Bank National Association, as trustee, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time and (b) the Company’s 3.25% Convertible Senior Notes due 2024 issued by the Company pursuant to the indenture referred to in clause (a) of this definition.
“KITC Disposition” means the sale by the Company of all of the issued and outstanding common shares of Kaman Industrial Technologies Corporation, a Connecticut corporation, pursuant to that certain Share Purchase Agreement, dated as of June 25, 2019 (as amended from time to time with the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed), by and between the Company, LJ KAI Blocker, Inc., LJ KFP Blocker, Inc. and LJ KIT Blocker, Inc.
(b) Section 6.06 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (e) of such Section, (ii) replacing the period appearing at the end of clause (f) of such Section with “; and”, and (iii) adding the following as a new clause (g) to such Section:

“(g) the KITC Disposition.”
(c) Section 7.01 of the Credit Agreement is hereby amended by deleting the word “or” appearing at the end of clause (f) of such Section and inserting in lieu thereof the following text:

“provided that this clause (f) shall not apply to any event described herein that occurs with respect to the Convertible Notes in connection with or as a result of the KITC Disposition; or”.
SECTION 2. Reaffirmation of Credit Agreement Release Provisions. The Administrative Agent and the Lenders party hereto, who constitute the Required Lenders, hereby reaffirm that upon consummation of the KITC Disposition and Kaman Industrial Technologies Corporation and each of its direct and indirect Subsidiaries ceasing to be “Subsidiaries” of the Company (a) the Guarantee by Kaman Industrial Technologies Corporation, and by any of its Subsidiaries, in each case of the Obligations (including pursuant to the Subsidiary Guaranty) shall be automatically and irrevocably be released pursuant to Section 9.14(a) of the Credit Agreement, and (b)(i) the Liens granted to the Administrative Agent, for the benefit of the Secured Parties, by Kaman Industrial Technologies Corporation and by any of its Subsidiaries, in each case on any Collateral (including pursuant to the Collateral Documents and including the pledge of capital stock in each of their respective Subsidiaries pursuant to the Securities Pledge Agreement), and

(ii) the pledge by the Company to the Administrative Agent, for the benefit of the Secured Parties, of the capital stock of Kaman Industrial Technologies Corporation pursuant to the Collateral Documents (including all shares of such capital stock of Kaman Industrial Technologies Corporation constituting Pledged Shares pledged by the Company pursuant to the Securities Pledge Agreement), in each case, are permitted to be released, and the Administrative Agent is authorized to release such Liens, pursuant to Section 9.02(d) and Article VIII of the Credit Agreement and such Liens shall be released concurrently with the KITC Disposition.

SECTION 3. Undertaking of Administrative Agent. The Administrative Agent hereby acknowledges and agrees that, upon written confirmation from the Company delivered to the Administrative Agent pursuant to Section 9.02(d)(ii) that the KITC Disposition has been, or substantially simultaneously therewith will be, consummated, the Administrative Agent shall promptly (a) deliver to the Company (or to its designee) physical possession of (i) all certificates evidencing Equity Interests of Kaman Industrial Technologies Corporation, and of any of its Subsidiaries, and all related stock powers that previously have been delivered to the Administrative Agent and (ii) all other Collateral of Kaman Industrial Technologies Corporation and any of its Subsidiaries that have been delivered to the Administrative Agent (including without limitation promissory notes, instruments and tangible chattel paper, if any), (b) authorize the filing of UCC-3 financing statements to terminate the existing financing statements naming Kaman Industrial Technologies Corporation and any of its Subsidiaries as debtor and the Administrative Agent as secured party, and (c) execute such documents as may be necessary or advisable to evidence the release of the Liens granted to the Administrative Agent for the benefit of the Secured Parties under or pursuant to the Credit Agreement or any Collateral Document upon the Collateral to be sold or transferred (it being understood that the Collateral to be sold or transferred in connection with the KITC Disposition shall include the capital stock of Kaman Industrial Technologies Corporation and all of the assets held by Kaman Industrial Technologies Corporation and its Subsidiaries on the date the KITC Disposition is consummated), including without limitation filings with the U.S. Copyright Office and/or U.S. Patent and Trademark Office to evidence the release of the Liens granted by Kaman Industrial Technologies Corporation and any of its Subsidiaries (but not by any other Loan Party) on their rights in any intellectual property pursuant to the Intellectual Property Security Agreements; provided that nothing herein shall be construed to modify the rights of the Administrative Agent under Section VIII of the Credit Agreement (it being understood that the right of the Administrative Agent to seek permission from the Required Lenders to release Liens upon the Collateral as described above in connection with consummation of the KITC Disposition has been satisfied by the execution of this Amendment by the Required Lenders).

SECTION 4. Representations and Warranties. Each of the Borrowers represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’

rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of such Borrower set forth in the Loan Documents are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by materiality or Material Adverse Effect) on and as of the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by materiality or Material Adverse Effect) as of such earlier date).

(c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each of the Borrowers and the Required Lenders, and (b) the Administrative Agent and the Lenders shall have received payment of all expenses required to reimbursed by the Borrowers under or in connection with this Amendment and any other Loan Document, including those expenses set forth in Section 9 hereof; provided that the Company has received one or more invoices setting forth such expenses at least three Business Days prior to the Amendment Effective Date.

SECTION 6. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Company, the Borrowing Subsidiaries, the Administrative Agent and the Required Lenders.

SECTION 9. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03(a) of the Credit Agreement.

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.
KAMAN CORPORATION,
as the Company
by
/s/ Robert D. Starr
Name: Robert D. Starr
Title: Executive Vice President and Chief
Financial Officer
KAMAN COMPOSITES - UK HOLDINGS LIMITED,
as a Subsidiary Borrower
by
/s/ Robert D. Starr
Name: Robert D. Starr
Title: Director

KAMAN LUX HOLDING, S.À.R.L,
as a Subsidiary Borrower
by
/s/ Robert D. Starr
Name: Robert D. Starr
Title: Category A Manager

[Amendment No. 4 Signature Page]

RWG GERMANY GMBH,
as a Subsidiary Borrower
by
/s/ Robert G. Paterson
Name: Robert G. Paterson
Title: Managing Director

[Amendment No. 4 Signature Page]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and an Issuing Bank,
By
/s/ Kelly Milton
Name: Kelly Milton
Title: Executive Director

[Amendment No. 4 Signature Page]

|
SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Bank of America, N.A.
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
Title:

|
SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Citizens Bank, N.A.
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ Kathryn H. Lambrecht
Name: Kathryn H. Lambrecht
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Branch Banking and Trust Company
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ Trevor H. Williams
Name: Trevor H. Williams
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Fifth Third Bank
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ Christopher Griffin
Name: Christopher Griffin
Title: Vice President

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
                         Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

KeyBank National Association,
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ Eric W Domin
Name: Eric W Domin
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

SunTrust Bank
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ Garrett OMalley
Name: Garrett OMalley
Title: Managing Director

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
                         Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

TD Bank, N.A.
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ M. Bernadette Collins
Name: M. Bernadette Collins
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

HSBC BANK USA, NATIONAL ASSOCIATION as a Lender

By: /s/ Robert J Levins #21435
Name: Robert J Levins
Title: SVP

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

The Northern Trust Company

By: /s/ Eric Siebert
Name: Eric Siebert
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

PNC BANK, National Association
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ Kristin Wenslau
Name: Kristin Wenslau
Title: Vice President

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
                         Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

U.S. BANK NATIONAL ASSOCIATION
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ Paul F. Johnson
Name: Paul F. Johnson
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

UBS AG, Stamford Branch as Revolving and Term Loan Lender

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

By: /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015 AND AS FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Webster Bank, N.A.
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By: /s/ George G. Sims
Name: George G. Sims
Title: Senior Vice President